UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 8, 2005

Teleglobe International Holdings Ltd

(Exact name of registrant as specified in its charter)

Bermuda	000-50780	98-0417192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box HM 1154, 10 Queen Street, Hamilton, Bermuda	HM EX
(Address of principal executive offices)	(Zip Code)

(441) 296-4856

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following conditions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

ITEM 7.01	Regulation FD Disclosure

On April 8, 2005, Teleglobe furnished on Form 8-K under Item 7.01 a presentation regarding the registrant and its business environment. Teleglobe is filing this Form 8-K/A to make certain corrections to the presentation materials included in Exhibit 99.1. The revisions are to the slide entitled “Balance Sheet Q4 vs. Q3” on page 24 with corrected figures for Other non-current assets, Total assets, Total equity and Total Liabilities and Shareholders’ Equity. Teleglobe has attached a copy of the revised slide in Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K/A shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Section 9 - Financial Statements and Exhibits

ITEM 9.01	Financial Statements and Exhibits

Attached as Exhibit 99.2 to this report is the revised slide page 24 entitled Balance Sheet Q4 vs. Q3.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TELEGLOBE INTERNATIONAL HOLDINGS LTD

By:	/s/ Michael C. Wu
Name:	Michael C. Wu
Title:	Vice President and General Counsel of Teleglobe
International Holdings Ltd

Date: April 8, 2005

EXHIBIT INDEX

Exhibit 99.1		Presentation given to financial analysts dated April 8, 2005.

Exhibit 99.2	*	Revised slide page 24 entitled Balance Sheet Q4 vs. Q3.

*	Filed Herewith